Exhibit 10.4

  NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

OPTION AGREEMENT

This Option Agreement (the "Option Agreement"), dated as of the 20th day of May 2013 (the "Grant Date"), is made between U.S. Rare Earths, Inc., a Nevada corporation (the "Company"), and Postscriptum Ventures (the "Optionee").

WHEREAS, pursuant to that certain Subscription Agreement dated as of the date hereof between the Company and the Optionee, the Company desires to grant the Optionee the option to purchase shares of common stock of the Company, par value $0.00001 per share, (the "Common Stock") in accordance l, with the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option.  The Company hereby grants to the Optionee the right and option (the "Option") to purchase up  to  $650,000  of  shares  of  Common  Stock  of  the  Company  (the  "Option Shares").  All such shares shall be deemed fully vested upon grant.

2. Exercise Price. The per share exercise price of the Option Shares covered by this Option shall be thegreater of (i) the product of (a) 75%, multiplied by (b) the average closing price for the Company's Common Stock as quoted on the OTC Bulletin Board (or such other exchange, market or quotation system on which the Common Stock is then traded or quoted) for any 10 consecutive trading days ending on the day preceding the Optionee's date of exercise of the Option (which 10-day period shall not have commenced until after the first trading day after the Grant Date and shall end on the last trading day preceding the Expiration Date) or (ii) $2.00, subject to adjustment hereunder (the "Per Share Exercise Price").

3. Term. This Option shall expire on December 30, 2013 (the "Expiration Date"). This Option shall not be exercisable on or after the Expiration Date.

4. Exercise of Option. Subject to compliance with the terms and conditions of this Option Agreement and applicable securities laws, the Option may be exercised in whole or in part at any time or from time to time after the tenth trading day after the Grant Date and on or before the Expiration Date by the delivery (including, without limitation, delivery by  facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Optionee, at the principal business address of the Company, and as soon as practicable after such date, (i) surrendering this Option Agreement at the address of the Company, and (ii) providing payment, by check or by wire transfer, of an amount equal to the aggregate amount paid for the exercise of the Option (the "Aggregate Exercise Price").

The number of Option Shares issuable upon exercise of the Option shall be the quotient of (i) the Aggregate Exercise Price, divided by (ii) the Per Share Exercise Price; provided that upon each exercise, the Aggregate Exercise Price together with the Aggregate Exercise Price of prior exercises of this Option, if any, shall not exceed $650,000.

By way of example only, if upon exercise of this Option the aggregate amount paid is $200,000 and the Per Share Exercise Price is calculated to be $2.50, the number of Option Shares issuable shall be 80,000. In such case, the holder of the Option may exercise a remaining amount of up to $450,000 of Option Shares, subject to the terms hereof.

As soon as practicable on or after the date of an exercise of the Option, the Company shall deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon an exercise of the Option.  As to any fraction of a share which the Optionee would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Per Share Exercise Price or round up to the next whole share.

In case of any partial exercise of the Option, the Optionee and the Company shall cancel this Option Agreement upon surrender hereof and shall execute and deliver a new Option Agreement of like tenor and date for the balance of the Option Shares purchasable hereunder. This Option Agreement shall be deemed to have been exercised on the close of business on the date of delivery of the Notice of Exercise as provided above. The Company acknowledges that the person entitled to receive the Option Shares issuable upon exercise of the Option shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Optionee is deemed to have exercised the Option.

5.          Transferability. The Optionee agrees that, absent an effective registration statement filed with the SEC under the Securities Act, covering the disposition or sale of the Option or the Option Shares issued  or issuable upon exercise thereof, as the case may be, and registration or qualification under applicable state securities laws, it will not sell, transfer, pledge, or hypothecate any or all such Option or Option Shares, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144. Each transferee of the Option shall by its acceptance thereof be bound by the terms of this Option Agreement. The Optionee acknowledges that the certificates evidencing the Option Shares shall bear the following legend:

THE  SECURITIES  REPRESENTED  HEREBY  HAVE  NOT  BEEN  REGISTERED UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED   (THE  "ACT"),  OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER TI-IE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFUR OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

6. No Rights  in the  Option  Shares. This Option Agreement shall not entitle the Optionee to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by such Optionee to purchase  Option  Shares by  exercise  of  the  Option,  no  provisions  of  this  Option Agreement, and no enumeration herein of the rights or privileges of the Optionee hereof shall cause such Optionee hereof to be a shareholder of the Company for any purpose.

7. Ad justments. In the event that there is any change in the shares of the Company arising through merger, consolidation, reorganization, recapitalization,  stock dividend, stock split or combination thereof, the Board of Directors of the Company shall make such adjustments in the aggregate number of Option Shares subject  to this Agreement and/or the exercise price of such Option Shares in order to prevent dilution or enlargement of the Optionee's  rights  and  of  the  value  represented  by  the Option. Upon any adjustment in the number or exercise price of Option Shares, a new Option may be granted in place of such Option which has been so adjusted.

8. Entire Agreement. This Option Agreement and the agreement referred to in  the preamble herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto.

9. Amendment Waiver. This Option Agreement cannot be amended, modified, supplemented, waived except by a written agreement making specific reference hereto executed by the Company and Optionee.

10. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Option Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.

11. Severability. If any term, provision, covenant or restriction of this Option Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Option Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement as of the first date set forth above.

U.S. Rare Earths, Inc.

/s/ Kevin Cassidy
By: Kevin Cassidy
CEO

Postscriptum Ventures Ltd.

/s/ Cosign Services Ltd
By: Cosign Services Ltd
Director

/s/ Spread Services Ltd
Spread Services Ltd
Director

EXHIBIT 1 NOTICE OF EXERCISE

(To be executed upon exercise of Option)

Any terms used herein shall bear such meanings ascribed to them in the Option Agreement  to which this Notice of Exercise is attached.

(1)          The undersigned hereby elects to pay an Aggregate Exercise Price of $for Option Shares based on a Per Share Exercise Price of $ 2. 00 pursuant to the terms of the attached Option Agreement, and tenders herewith payment of the Aggregate Exercise Price in full, together with all applicable transfer taxes, if any.

(2)          Please issue a certificate or certificates representing said Option Shares in the name of the undersigned or in such other name as is specified below:

  Note:  The  above  signature  should  correspond  exactly  with  the first  page  of this Option Agreement.

If said number of shares shall not be all the shares purchasable under the within Option Agreement, a new Option Agreement is to be issued in the name of said unddersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.